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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 20, 2000


                                ENGLE HOMES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                FLORIDA                                    0-19633                             59-2214791
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            (State or Other                       (Commission File Number)                (IRS Employer ID No.)
     Jurisdiction of Incorporation)

           123 N.W. 13TH STREET, SUITE 300, BOCA RATON, FLORIDA 33432
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               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (561) 391-4012


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)






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                                ENGLE HOMES, INC.

                                    FORM 8-K

                                 CURRENT REPORT


ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  On November 20, 2000, Technical Olympic USA, Inc. ("Olympic") and the Registrant jointly announced that Olympic had accepted the tender of shares of common stock of the Registrant pursuant to the tender offer (the "Offer") described in the Offer to Purchase dated October 20, 2000 by Helios Acquisition Corp. ("Helios"), a wholly-owned subsidiary of Olympic. Olympic accepted for payment approximately 10,660,000 shares of the Registrant's common stock (the "Tendered Shares") pursuant to the Offer, which represents approximately 98.0% of the outstanding shares of the Registrant's common stock and of the voting power of the Registrant. An additional 112,000 shares of common stock were tendered pursuant to Notices of Guaranteed Delivery. The Offer expired on 12:00 Midnight, New York City time, on Friday, November 17, 2000 (the "Expiration Date"). All shares of common stock validly tendered and not property withdrawn prior to the Expiration Date were accepted by Olympic.

                  Olympic acquired the Tendered Shares for a price of $19.10 per share. The per share consideration was determined through arm's length negotiations among Olympic and representatives of Registrant, with consideration given to the fairness opinion provided to Registrant by Salomon Smith Barney, Inc., the Registrant's investment banking advisor.

                  The Offer was made pursuant to the terms of an Agreement and Plan of Merger (the "Agreement") entered into between the Registrant, Helios, and Olympic on October 12, 2000. The Agreement provides that, following the consummation of the Offer and satisfaction of the other conditions set forth in the Agreement and in accordance with the relevant provisions of the Florida General Corporation Law, Helios will be merged with and into the Registrant (the "Merger") and all remaining untendered shares will (subject to appraisal rights, if any) be converted in the Merger into the right to receive $19.10 per share in cash. The Registrant will be the surviving corporation (the "Surviving Corporation") and the Surviving Corporation will be a wholly owned subsidiary of Olympic.

                  By virtue of Olympic's acquisition of approximately 98.0% of Registrant's outstanding stock, a change in control of Registrant has occurred.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, AND EXHIBITS

(C)      EXHIBITS

Exhibit
Number   Description
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2.1      Agreement and Plan of Merger, dated as of October 12, 2000, by and among Helios Acquisition Corp., Technical Olympic USA, Inc., and the Registrant (incorporated by reference from Exhibit (d)(1) to Olympic's Tender Offer Statement on Schedule TO dated October 20, 2000).

99.1 Press Release dated November 20, 2000 (incorporated by reference from Exhibit (a)(10) to Amendment No. 4 to the Tender Offer Statement on Schedule TO filed by the Registrant and Technical Olympic USA on November 20, 2000.)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 20, 2000          ENGLE HOMES, INC.


                                 By: /s/ David Shapiro
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                                 Name:  David Shapiro
                                 Title: Vice President and Chief Finance Officer




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